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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                       Date of Report: October 17, 1997
                      (Date of earliest event reported)


                        CONTINENTAL GLOBAL GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                         333-27665         31-1506889

(State or Other Jurisdiction of         (Commission File   (I.R.S. Employer
Incorporation or Organization)              Number)       Identification No.)




                             438 Industrial Drive
                           Winfield, Alabama 35594
            (Address of Principal Executive Offices and Zip Code)


                                (205) 487-6492
             (Registrant's Telephone Number, Including Area Code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

        On October 17, 1997, pursuant to a Worldwide Purchase and Sale Agreement, Continental Conveyor International Inc. ("Continental"), a wholly-owned subsidiary of Continental Conveyor & Equipment Company, a wholly-owned subsidiary of the Registrant, acquired certain assets and assumed certain liabilities of entities comprising the MECO Belt Group from Joy Technologies Inc. ("Joy"), an affiliate of Harnischfeger Industries, Inc. Specifically, Continental purchased the issued and outstanding stock of Fletcher Sutcliffe Wild Limited in the United Kingdom and MECO McCallum Pty, Limited in Australia, and purchased certain assets from and assumed certain liabilities of America Longwell Roof Supports, Inc. in the United States and Harnischfeger (South Africa) (Proprietary) Limited in South Africa.

        The aggregate purchase price was approximately $7.2 million, including the issuance of a $5.2 million note by Continental Conveyor & Equipment Company, plus accrued liabilities of $5 million, and was negotiated between Continental and Joy as the fair market value of acquired shares and net assets of the MECO Belt Group. The acquisition was internally funded by the Registrant and Continental.

        The acquired assets were used by the MECO Belt Group to design and manufacture intermediate belt structures, pulleys, and terminals for rigid rail conveyors for the above and underground mining industry. Continental intends to continue such activity and integrate the business of the MECO Belt Group into its existing operations.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial statements of business acquired

(b)  Pro forma financial information
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Pursuant to Rule 3.05 and to Article 11 of Regulation S-X, audited financial statements of the MECO Belt Group are not required for any period and pro forma financial information is not required.

(c)  Exhibits - See index of exhibits
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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CONTINENTAL GLOBAL GROUP, INC.


                                             /s/ C. Edward Bryant, Jr.
DATE: NOVEMBER 3, 1997                  By: _______________________________
                                            C. Edward Bryant, Jr.
                                            President
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                        CONTINENTAL GLOBAL GROUP, INC.



                                   FORM 8-K


                              INDEX OF EXHIBITS



Exhibit
Number                                Description

2.0 World Wide Pruchase and Sale Agreement dated as of October 17, 1997, by and among Continental Conveyor International Inc., Joy Technologies Inc., and certain affiliates of Joy Technologies Inc. (the "Purchase Agreement"). (All exhibits to the Purchase Agreement have been omitted, and Registrant will furnish supplementally to the Commission, upon request, a copy of any omitted exhibit.)